Raymond James January 31, 2008 Growth Airline Conference Exhibit 99.1

Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,”
“intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the
“Company”
or
“AirTran”).
Such statements
include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled
“Risk
Factors”
in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2006, which is available at www.sec.gov and at
www.AirTran.com.
Safe Harbor

How are we different from other low cost carriers?
Can we earn a profit if oil stays at $90/bbl?
Can your costs still go lower?
How much can unit revenues really go up?
Where do you see opportunities with ancillary revenues?
What opportunities exist in a consolidating environment?
How would legacy M&A affect AirTran?
What Will You Learn About AirTran Today?

Unique product with Business Class on every flight
Stable and experienced management team
Extremely low non-fuel unit costs and high quality service
Consistently profitable
Have been able to profitably diversify our business
Both a hub and a significant point to point network
What Makes AirTran Different?

5 AirTran Has A Unique Product Business class on every flight Assigned seating Over 150 channels of digital XM Radio Friendly Crew Members Broad distribution Airtran.com Reservations Travel agencies

6

7
8
9
10
11
(cents)
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 694 Miles for the First Nine Months of 2007
AirTran Has Very Low Costs

Flexible and productive workforce at all levels
FTE’s per aircraft is 59.3
Young, simplified fleet
Future orders at below market prices
Efficient use of facilities
Competition for heavy maintenance contracts
Low cost distribution
Over 70% of sales are directly with AirTran
How We Improve Our Low Cost Advantage

5.75
6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006 2007 2008E
* Excludes non-recurring special items
(cents per mile)
AirTran’s Non-Fuel Unit Cost Trend
7
th
Consecutive Year Of Cost Reductions

0.19    2 of 18 0.82      8 of 20 4.01    2 of 20 76.7%     5 of 20 2007
0.08    2 of 18 0.65      8 of 18 4.81    5 of 18 74.6%   10 of 18 2006
0.37    5 of 18 1.09    11 of 19 3.45    2 of 19 71.4%   17 of 19 2005
Invol Denied
Boarding
Consumer
Complaints
Mishandled
Baggage
On-Time Year
AirTran Offers Low Costs And High Quality
DOT Air Travel Consumer Report

Boston Boston
Buffalo Buffalo
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Ft. Lauderdale Ft. Lauderdale
New Orleans New Orleans
Houston Houston
Bloomington Bloomington
Moline Moline
Minneapolis Minneapolis
Flint Flint
Atlanta Atlanta
Chicago Chicago
Akron/ Akron/
Canton Canton
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Greensboro Greensboro
Tampa Tampa
Ft. Myers Ft. Myers
Orlando Orlando
Miami Miami
Jacksonville Jacksonville
Savannah Savannah
Myrtle Beach Myrtle Beach
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Gulfport/Biloxi Gulfport/Biloxi
Fort Walton Beach Fort Walton Beach
Cities: 31
Routes:  38
AirTran Network 2000

Boston Boston
Rochester Rochester
Dallas/Ft. Worth Dallas/Ft. Worth
Newark Newark
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Sarasota Sarasota
San Juan San Juan
Pensacola Pensacola
Orlando Orlando
Daytona Beach Daytona Beach
Jacksonville Jacksonville
Tampa Tampa
Ft. Myers Ft. Myers
Miami Miami
Atlanta Atlanta
Charleston Charleston
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Charlotte Charlotte
Savannah Savannah
Richmond Richmond
Dayton Dayton
Pittsburgh Pittsburgh
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Philadelphia Philadelphia
New York City (LGA) New York City (LGA)
Baltimore Baltimore
Buffalo Buffalo
Akron/ Akron/
Canton Canton
Flint Flint
Detroit Detroit
Chicago Chicago
Kansas City Kansas City
Minneapolis Minneapolis
Milwaukee Milwaukee
St Louis St Louis
Bloomington Bloomington
Moline Moline
Indianapolis Indianapolis
Wichita Wichita
Memphis Memphis
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Houston Houston
Las Vegas Las Vegas
Phoenix Phoenix
Los Angeles Los Angeles
San Diego San Diego
Denver Denver
Seattle Seattle
White Plains White Plains
Newburgh Newburgh
AirTran Atlanta Network 2008
Cities: 54
Routes:  54
San Francisco San Francisco

0 100 200 300 400 500 600 700 800 900 1,000 1,100
UAUA - San Francisco
LCC - Philadelphia
LUV - Baltimore
JBLU - New York
LUV - Phoenix
LCC - Phoenix
AMR - Miami
LCC - Chicago
AMR - Chicago
LCC - Charlotte
LUV - Las Vegas
UAUA - Denver
CAL - Newark
AAI - Atlanta
NWA - Detroit
NWA - Minneapolis
UAUA - Chicago
CAL - Houston
AMR - Dallas
DAL - Atlanta
Mainline Departures Regional Departures
264 departures in June 2008
Atlanta Is The World’s Largest LCC Hub

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Newark Newark
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Sarasota Sarasota
San Juan San Juan
Pensacola Pensacola
Tampa Tampa
Ft. Myers Ft. Myers
Miami Miami
Richmond Richmond
Dayton Dayton
Pittsburgh Pittsburgh
Memphis Memphis
Houston Houston
Las Vegas Las Vegas
Phoenix Phoenix
Denver Denver
San Francisco San Francisco
Seattle Seattle
White Plains White Plains
Minneapolis Minneapolis
Milwaukee Milwaukee
St Louis St Louis
Indianapolis Indianapolis
Kansas City Kansas City
Bloomington Bloomington
Moline Moline
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Orlando Orlando
Rochester Rochester
Buffalo Buffalo
Akron/ Akron/
Canton Canton
Flint Flint
Detroit Detroit
Chicago Chicago
Newburgh Newburgh
Wichita Wichita
Los Angeles Los Angeles
San Diego San Diego
Daytona Beach Daytona Beach
Jacksonville Jacksonville
Charleston Charleston
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Charlotte Charlotte
Philadelphia Philadelphia
New York City (LGA) New York City (LGA)
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Baltimore Baltimore
Newport News Newport News
Atlanta Atlanta
Successful Diversification - Non-Atlanta 2008
Cities: 45
Routes:  108

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Newark Newark
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Sarasota Sarasota
San Juan San Juan
Pensacola Pensacola
Tampa Tampa
Ft. Myers Ft. Myers
Miami Miami
Atlanta Atlanta
Richmond Richmond
Dayton Dayton
Pittsburgh Pittsburgh
Memphis Memphis
Houston Houston
Las Vegas Las Vegas
Phoenix Phoenix
Denver Denver
San Francisco San Francisco
Seattle Seattle
White Plains White Plains
Successful Diversification – Network 2008
Cities: 56
Routes:  168
Minneapolis Minneapolis
Milwaukee Milwaukee
St Louis St Louis
Indianapolis Indianapolis
Kansas City Kansas City
Bloomington Bloomington
Moline Moline
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Orlando Orlando
Rochester Rochester
Buffalo Buffalo
Akron/ Akron/
Canton Canton
Flint Flint
Detroit Detroit
Chicago Chicago
Newburgh Newburgh
Wichita Wichita
Los Angeles Los Angeles
San Diego San Diego
Daytona Beach Daytona Beach
Jacksonville Jacksonville
Charleston Charleston
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Charlotte Charlotte
Philadelphia Philadelphia
New York City (LGA) New York City (LGA)
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Baltimore Baltimore
Newport News Newport News

Orlando Orlando
Atlanta Atlanta
54
33
Baltimore Baltimore
Tampa Tampa
West Palm Beach West Palm Beach 5
16
16
Newport News Newport News
6
Akron / Akron /
Canton Canton
8
Boston Boston
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Chicago Chicago
8
12
10
Dayton Dayton
5
9
Las Vegas Las Vegas
Rochester Rochester
6
5
Flint Flint
5
White Plains White Plains
7
14
Sarasota Sarasota
Ft. Myers Ft. Myers
Spring 2008
13
Milwaukee Milwaukee
5
Pittsburgh Pittsburgh
6
New York City (LGA) New York City (LGA)
6
Detroit Detroit
6
Network Breadth Improves Cost And Revenue

Capacity Growth Will Remain Low
Efficient aircraft are not available
Domestic has limited profitability for most majors
AirTran has restructured 737 delivery schedule
$90+ crude oil will bring further scrutiny of fleet plans
Sustained Industry Discipline Is Likely

0
50
100
150
200
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
717s 737s
175
161
147
137
127
105
87
74
Aircraft
Currently 137 Aircraft:  87 717s / 50 737s
188
200
8% 9% 10% 9% 11% 20% 24% 28% 19% 22%
ASM
Growth
Fleet Plan Allows For Manageable Growth

18 20.5% 21.3% 20.9% 15.6% -0.5% 9.4% 2.8% -5.1% 10% 15% 20% 25% Q107 Q207 Q307 Q407 -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% ASMs PAX RASM ASM Growth PAX RASM Growth Reduced Growth Improves Unit Revenues

Investments in Pricing and Yield Management
Ancillary revenues
Seasonal capacity reductions
Fare increases / fuel surcharges
1% growth in passenger RASM needed for every $2.50
increase in  crude oil
How Else Can We Grow RASM

Any combination will provide benefits
Redundant domestic capacity will be cut
Well positioned to take advantage of divestitures
Will likely result in a wider cost advantage for AirTran
Industry M&A Would Be Favorable To AirTran

Salt Lake City -
Salt Lake City -
- DAL DAL
Las Vegas -
Las Vegas -
- LCC LCC
Legacy Hub Redundancies
Significant Redundant Legacy Capacity
San Francisco -
San Francisco -
- UAUA UAUA
Los Angeles -
Los Angeles -
- UAUA UAUA
Chicago -
Chicago -
- AMR AMR
Denver -
Denver -
- UAUA UAUA
Detroit -
Detroit -
- NWA NWA
Chicago -
Chicago -
- UAUA UAUA
Minneapolis -
Minneapolis -
- NWA NWA
Cincinnati -
Cincinnati -
- DAL DAL
Milwaukee -
Milwaukee -
- NWA NWA
Indianapolis -
Indianapolis -
- NWA NWA
St. Louis -
St. Louis -
- AMR AMR
Houston -
Houston -
- CAL CAL
Dallas -
Dallas -
- AMR AMR
Miami -
Miami -
- AMR AMR
Atlanta -
Atlanta -
- DAL DAL
Newark -
Newark -
- CAL CAL
Philadelphia -
Philadelphia -
- LCC LCC
NYC (JFK) -
NYC (JFK) -
- DAL DAL
Washington, DC (IAD) -
Washington, DC (IAD) -
- UAUA UAUA
Memphis -
Memphis -
- NWA NWA
Cleveland -
Cleveland -
- CAL CAL
Baltimore -
Baltimore -
- AAI AAI
Atlanta -
Atlanta -
- AAI AAI
Orlando -
Orlando -
- AAI AAI
Charlotte -
Charlotte -
- LCC LCC
Phoenix -
Phoenix -
- LCC LCC

AirTran is a different kind of low cost carrier
Unique product, extremely low costs, consistently profitable, successful diversification
Significant growth opportunities remain
Ideal fleet for mid-market expansion
Legacy M&A likely to reduce domestic capacity
Well positioned for high oil prices and potential consumer
weakness
Young, fuel efficient fleet
Low costs and low fares
Potential to still increase load factors
Summary